UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §14a-11(c) or Rule 14a-12

AtriCure, Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Your **Vote** Counts!

ATRICURE, INC.

2021 Annual Meeting
Vote by May 19, 2021
11:59 PM ET



AtriCure

ATRICURE, INC.
ATTN: ALLIE WALKER
7555 INNOVATION WAY
MASON, OH 45040

D40702-P50617

You invested in ATRICURE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 20, 2021
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/ATRC2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors 1a. Michael H. Carrel For 1b. Mark A. Collar For 1c. Daniel P. Florin For 1d. Regina E. Groves For 1e. B. Kristine Johnson For 1f. Karen N. Prange For 1g. Sven A. Wehrwein For 1h. Robert S. White For 2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021. For 3. Advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for the 2021 Annual Meeting. For NOTE: THE PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE EIGHT NOMINATED DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021; (3) FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT FOR THE 2021 ANNUAL MEETING; AND (4) IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

AtriCure

ATRICURE, INC.
ATTN: ALLIE WALKER
7555 INNOVATION WAY
MASON, OH 45040

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 19, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATRC2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 19, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D40699-P50617 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ATRICURE, INC.

The Board of Directors recommends you vote "FOR" each of the following nominees:

1. Election of Directors	For	Against	Abstain
1a. Michael H. Carrel	☐	☐	☐
1b. Mark A. Collar	☐	☐	☐
1c. Daniel P. Florin	☐	☐	☐
1d. Regina E. Groves	☐	☐	☐
1e. B. Kristine Johnson	☐	☐	☐
1f. Karen N. Prange	☐	☐	☐
1g. Sven A. Wehrwein	☐	☐	☐
1h. Robert S. White	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposals:

	For	Against	Abstain
2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.	☐	☐	☐
3. Advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for the 2021 Annual Meeting.	☐	☐	☐

NOTE: THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE EIGHT NOMINATED DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021; (3) FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT FOR THE 2021 ANNUAL MEETING; AND (4) IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS OF ATRICURE, INC. May 20, 2021 at 9:00 AM EDT Access to this year's Virtual Annual Meeting of Stockholders will be available at www.virtualshareholdermeeting.com/ATRC2021 IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 20. 2021: You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. The Proxy Statement and Company's Annual Report on Form 10-K are available at: www.proxyvote.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. Please detach along perforated line and mail in the envelope provided. D40700-P50617 ATRICURE, INC. 2021 ANNUAL MEETING OF STOCKHOLDERS MAY 20, 2021 9:00 AM EDT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder of AtriCure, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2021, and hereby appoints Michael H. Carrel and Angela L. Wirick, or either of them, as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2021 Annual Meeting of Stockholders of AtriCure, Inc. to be held on May 20, 2021 at 9:00 AM EDT online at www.virtualshareholdermeetina.com/ATRC2021 and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, hereby revoking any proxies heretofore given, on the matters set forth on the reverse side and in their discretion with respect to such other business as may properly come before such Annual Meeting or at any postponement or adjournment thereof in accordance with and as described in the Notice and Proxy Statement for the Annual Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side)